Onerous Contract Provisions	12 Months Ended
Dec. 31, 2018
Onerous Contracts Provision [Abstract]
Onerous Contract Provisions

24. ONEROUS CONTRACT PROVISIONS

	2018	2017
Onerous Contract Provisions, Beginning of Year	45	53
Liabilities Incurred	684	8
Liabilities Settled	(21)	(16)
Change in Assumptions	2	-
Change in Discount Rate	(57)	-
Unwinding of Discount on Onerous Contract Provisions	10	-
Onerous Contract Provisions, End of Year	663	45
Less: Current Portion	50	8
Long-Term Portion	613	37

The provision for onerous contracts relates to onerous operating leases and operating costs for office space in Calgary, Alberta. The provision represents the present value of the difference between the future lease payments that Cenovus is obligated to make under the non-cancellable lease contracts and the estimated sublease recoveries, discounted at the credit-adjusted risk-free rate of between 4.0 and 5.7 percent (2017 – 3.5 and 4.4 percent). The onerous contract provision is expected to be settled in periods up to and including the year 2040. The estimate may vary as a result of changes in the use of the leased office space and sublease arrangements, where applicable.

Sensitivities

Changes to the credit-adjusted risk-free rate or the estimated sublease recoveries would have the following impact on the provision:

As at December 31, 2018	Sensitivity Range	Increase	Decrease
Credit-Adjusted Risk-Free Rate	± one percent	(46)	52
Estimated Sublease Recovery	± five percent	(40)	40